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UNITED STATES
ECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 8, 2006

BIG CAT MINING CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870	98-0205749
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1708 Dolphin Avenue
Suite 1708
Kelowna, British Columbia, Canada V1Y 9S4
(Address of principal executive offices and Zip Code)

(250) 868-8177
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 24, 2006, we entered into an asset purchase agreement with TDR Group LLC, a Wyoming Limited Liability Corporation wherein we acquired assets consisting of the present technology and design relating to fluid redistribution in well bore environments and fluid redistribution systems as described and claimed in the U.S. provisional utility patent application of the TDR Group, LLC and any subsequent priority application thereof (the "Invention"). These assets included not only the technology and design of the Invention as intangible assets, but also all corresponding patent applications for United States or foreign patents for the Invention, any and all right to file applications for patent for the Invention, and the actual corresponding patent rights. We acquired the assets in consideration of the issuance of 12,450,000 restricted shares of our common stock.

On March 13, 2006 we closed the transaction and delivered 12,450,000 restricted shares of common stock to TDR Group LLC.

ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES.

On January 24, 2006, we entered into an asset purchase agreement with TDR Group LLC, a Wyoming Limited Liability Corporation wherein we acquired assets consisting of the present technology and design relating to fluid redistribution in well bore environments and fluid redistribution systems as described and claimed in the U.S. provisional utility patent application of the TDR Group, LLC and any subsequent priority application thereof (the "Invention"). These assets included not only the technology and design of the Invention as intangible assets, but also all corresponding patent applications for United States or foreign patents for the Invention, any and all right to file applications for patent for the Invention, and the actual corresponding patent rights. We acquired the assets in consideration of the issuance of 12,450,000 restricted shares of our common stock.

On March 13, 2006 we closed the transaction and delivered 12,450,000 restricted shares of common stock to TDR Group LLC. The shares were issued pursuant to section 4(2) of the Securities Act of 1933. TDR Group LLC was given the same information that could be found in a Form SB-2 registration statement; no commissions were paid to anyone in connection with the issuance of the shares; TDR Group LLC was a sophisticated purchaser.

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT.

On January 24, 2006, we entered into an asset purchase agreement with TDR Group LLC, a Wyoming Limited Liability Corporation wherein we acquired assets consisting of the present technology and design relating to fluid redistribution in well bore environments and fluid redistribution systems as described and claimed in the U.S. provisional utility patent application of the TDR Group, LLC and any subsequent priority application thereof (the "Invention"). These assets included not only the technology and design of the Invention as intangible assets, but also all corresponding patent applications for United States or foreign patents for the Invention, any and all right to file applications for patent for the Invention, and the actual corresponding patent rights. We acquired the assets in consideration of the issuance of 12,450,000 restricted shares of our common stock.

On March 8, 2006 we closed the transaction and delivered 12,450,000 restricted shares of common stock to TDR Group LLC.

Prior to the issuance of the 12,450,000 restricted shares of common stock, there were 1,114,000 shares of common stock outstanding. Persons owning more than 5% of our common stock at that time were:

	Name and Address of	Amount and Nature
Title of Class	Beneficial Owner	of Ownership	Percent of Class

Common Stock	Phil Mudge	514,000	46.14%
	454 Yates Road	Direct
	Kelowna, B.C.
	Canada V1V 1R3

Common Stock	Michael Halvorson	100,000	8.98%
	7928 Rowland Rd	Direct
	Edmonton, Alberta
	Canada T6A 3W1

After the issuance of the 12,450,000 shares to TDR Group LLC, it owned 91.79% of our total outstanding shares. Mr. Mudge then owned 3.78% and Mr. Halverson owned 0.74% of our total outstanding shares.

On March 10, 2006, TDR Group LLC transferred its 12,450,000 shares to the following:

	Name and Address of	Amount and nature	Percent of
Title of Class	Beneficial Owner	of Ownership[1]	class

Common Stock	Timothy G. Barritt	3,000,000	22.12%
	3 Materi Cut Across Road	Direct
	P. O. Box 500
	Upton, WY 82730

Common Stock	Richard G. Stockdale	3,000,000	22.12%
	1704 Cheshire Drive	Direct
	Cheyenne, WY 82001

Common Stock	Raymond P. Murphy	3,000,000	22.12%
	18038 W. Marshall Ct.	Direct
	Litchfield Park, AZ 85340

Common Stock	Michael Schaefer	3,000,000	22.12%
	25 Burger Lane	Direct
	Buffalo, WY 82834

Common Stock	Gene Morris	450,000	3.32%
	2521 Comstock Court	Direct
	Missoula, Montana 59808

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of March, 2006.

BIG CAT MINING CORPORATION

BY:	TIMOTHY BARRITT
Timothy Barritt, president, principal executive officer, and a member of the board of directors